Financial loans and other payables - Evolution of net debt (Details) - EUR (€) € in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Financial loans and other payables
Cash and cash equivalents	€ 34,063	€ 77,969	€ 17,982	€ 13,471
Borrowings- repayable within one year	(36,695)	(5,762)
Borrowings- repayable after one year	(4,551)	(28,782)
Gross Debt - Fixed Interest Rates	(41,246)	(34,544)
Net Debt	€ (7,183)	€ 43,425